UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2018

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire		03842-1720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

The final Order of the Maine Public Utilities Commission (“MPUC”), to which Item 8.01 below refers, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events

On February 28, 2018 the MPUC issued its final Order (the “Order”) in Docket No. 2017-00065, the distribution base rate case filed in May 2017 by the Maine division of Northern Utilities, Inc. (the “Company”), Unitil Corporation’s natural gas utility subsidiary operating in Maine and New Hampshire. The Order would have resulted in a revenue increase of $2,072,647, prior to incorporating the effect of a lower federal income tax rate under the Tax Cuts and Jobs Act of 2017. Incorporating the effect of the lower tax rate resulted in a revenue decrease of $87,243. The Order also provides for a reduction in annual depreciation expense reducing the Company’s annual operating costs by approximately $500,000. The Order addresses a number of other issues including a change to therm billing, increases in other delivery charges, and cost recovery under the Company’s Targeted Area Buildout program in Saco, Maine (“Saco TAB”) and Targeted Infrastructure Replacement Adjustment (“TIRA”) program. The new rates and other changes are effective as of March 1, 2018.

The distribution base rate case is based on the Company’s operating costs and investments in utility plant for a test year ended December 31, 2016 as adjusted for known and measurable changes. The MPUC approved a return on equity of 9.5 percent and a capital structure reflecting 50 percent equity and 50 percent long-term debt. Additionally, the MPUC approved the inclusion of Saco TAB investments in rate base along with a cost recovery incentive mechanism. The MPUC also approved adjustments to and an extension of the Company’s TIRA for an additional eight-year period to provide for annual revenue increases associated with specified targeted operational and safety-related infrastructure replacement and upgrade projects.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

99.1	Maine Public Utilities Commission Order dated February 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin
Mark H. Collin
Senior Vice President, Chief Financial Officer and Treasurer

Date: March 6, 2018